                                                                   EXHIBIT 10.15


                                      LEASE


         This instrument is an indenture of lease (this "Lease") by and between ____________________________, a _____________________ ("Landlord") and
____________________________, a _____________________ ("Tenant").

         The parties to this instrument hereby agree with each other as follows:


                                    ARTICLE I
                        SUMMARY OF BASIC LEASE PROVISIONS

1.1      INTRODUCTION

         As further supplemented in the balance of this instrument and its Exhibits, the following sets forth the basic terms of this Lease, and, where appropriate, constitutes definitions of certain terms used in this Lease.

1.2      BASIC DATA

Date:
                                        --------------------------------------

Landlord:
                                        --------------------------------------

Mailing Address
of Landlord:
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Payment Address:
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Tenant:
                                        --------------------------------------

Mailing Address of
Tenant:
                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

Premises:                               ______ square feet of rentable floor
                                        area located on the ____ floor(s) of the building (the "Building) located at
                                        _____________________________, as shown
                                        on a plan attached hereto as Exhibit A.

Lease Term:                             The period of time from the Commencement
                                        Date through the Expiration Date subject to earlier termination as herein provided.

Commencement Date:
                                        --------------------------------------

Expiration Date
                                        --------------------------------------

Base Rent:                              From the Commencement Date through
                                        December 31, 2000, at the rate of
                                        $________ per annum ($________ per
                                        month). Thereafter, the Base Rent shall
                                        be increased by 4% on and as of each
                                        ___________ during the Lease Term.


Permitted Use:
                                        _______________________________________,
                                        and for no other purpose or purposes.

Tenant's Proportionate
Share:                                  ________________________ (_____%).
                                        Tenant's Proportionate Share shall equal a fraction, the numerator of which shall be the square footage of rentable floor area contained within the Premises, and the denominator of which shall be the square footage of rentable floor area contained within the Building. Tenant's Proportionate Share shall be adjusted in the event of any increase or decrease in the total square footage of rentable floor area contained within the Premises and/or the Building,

Additional                              Rent: Any and all charges which Tenant
                                        is required to pay hereunder other than
                                        Base Rent, together with all interest
                                        and penalties that may accrue thereon
                                        and on Base Rent.


1.3      ENUMERATION OF EXHIBITS

         Exhibit A:                     Plan showing the Premises.

                                   ARTICLE II
                     DESCRIPTION OF PREMISES AND APPURTENANT
                                     RIGHTS

2.1      LOCATION OF PREMISES

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the "Premises").

2.2      APPURTENANT RIGHTS AND RESERVATIONS

         Tenant shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto any common facilities included in the Building or the land on which the Building is located (the "Lot"), including any common walkways, parking areas, driveways, lobbies, hallways, ramps, and stairways. Such rights shall always be subject to reasonable, non-discriminatory rules and regulations from time to time established by Landlord by suitable written notice.

         Not included in the Premises are the roof or ceiling, the floor and all perimeter walls of the space identified in Exhibit A, except the inner surfaces thereof and the perimeter doors and windows.


                                   ARTICLE III
                      TERM OF LEASE: CONDITION OF PREMISES

3.1      TERM OF LEASE

         The term of this Lease shall be the period specified in Section 1.2 hereof as the "Lease Term."

3.2      CONDITION OF PREMISES AND LANDLORD'S WORK

         The Premises shall be delivered to Tenant by Landlord in their "as is" condition without any representation or warranty by Landlord with respect thereto, or any obligation on the part of Landlord to prepare or construct the Premises. Tenant shall be responsible, at its own cost and expense, for all work necessary to outfit the Premises for its use including, without limitation, all telephone, telecommunication and data line costs and installation expenses. Tenant's work shall be performed in a good, workmanlike manner, using high quality materials.

                                   ARTICLE IV
                                      RENT

4.1      RENT PAYMENTS

         The Base Rent (at the rates specified in Section 1.2 hereof) and Additional Rent (sometimes referred to herein, collectively, as "Rent") shall be payable by Tenant to Landlord at the Payment Address or such other place as Landlord may from time to time designate by notice to Tenant without any demand whatsoever except as otherwise specifically provided in this Lease.

         (a) Beginning on the Commencement Date, Base Rent shall be payable in advance on the first day of each and every calendar month during the Lease Term. If the Commencement Date falls on a day other than the first day of a calendar month, the first payment which Tenant shall make shall be made on the Commencement Date and shall be equal to a proportionate part of such monthly Base Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month.

         (b) Base Rent for any partial month shall be paid by Tenant to Landlord at the applicable rate on a pro rata basis. Any other charges, including Additional Rent, payable by Tenant on a monthly basis, as hereinafter provided, shall likewise be prorated.

         (c) Rent not paid within five (5) days of receipt of notice from Landlord that the same is delinquent shall bear interest at a rate (the "Lease Interest Rate") equal to the lesser of (i) the so-called base rate of interest charged from time to time by Fleet Bank, N.A., plus three percent (3%) per annum or (ii) the maximum legally permissible rate, from the due date until paid.


                                    ARTICLE V
                                 USE OF PREMISES

5.1      PERMITTED USE

         Tenant agrees that the Premises shall be used and occupied by Tenant only for the purposes specified as the Permitted Use thereof in Section 1.2 of this Lease, and for no other purpose or purposes without the Landlord's consent, which consent shall not be unreasonably withheld, delayed or conditioned.

         The Tenant shall comply and shall cause its employees, agents, and invitees to comply with such reasonable rules and regulations as Landlord shall from time to time establish for the proper regulation of the Building and the Lot, provided that Landlord gives Tenant reasonable advance notice thereof and that such additional rules and regulations shall be of general application to all the tenants in the Building.

5.2      COMPLIANCE WITH LAWS

         Tenant agrees that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, or contrary to any law, ordinance, by-law, code, rule, regulation or order applicable in the municipality in which the Premises are located or which will disturb the quiet enjoyment of any other tenants of the Building. Tenant shall obtain any and all approvals, permits, licenses, variances and the like from governmental or quasi-governmental authorities, including without limitation any Architectural Access Board and Board of Fire Underwriters (collectively, "Approvals") which are required for Tenant's particular use of the Premises, including, without limitation, any which may be required for any construction work and installations, alterations, or additions made by Tenant to, in, on, or about the Premises. Tenant shall not be responsible for compliance with any such laws, regulations, or the like requiring (i) structural repairs or modifications, or
(ii) repairs or modifications to the utility or building service equipment located outside of or not exclusively serving the Premises, or (iii) installation of new building service equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations are required (a) due to Tenant's work, alterations, or repairs in the Premises or Tenant's particular manner of use of the Premises (as opposed to office use, generally), or (b) due to the negligence or willful misconduct of Tenant or any agent, employee, or contractor of Tenant. Tenant shall not place a load upon any floor in the Premises exceeding the lesser of (a) the floor load per square foot of area which such floor was designed to carry as certified by Landlord's architect and (b) the floor load per square foot of area which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight.

5.3      INSURANCE RISKS

         Tenant shall not permit any use of the Premises which will make voidable or, unless Tenant pays the extra insurance premium attributable thereto as provided below, increase the premiums for any insurance on the Building or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable Fire Insurance Rating Association or which shall require any alteration or addition to the Building. Landlord acknowledges that the use of the Premises for the Permitted Uses shall not result in any violation by Tenant of the terms of this paragraph.

5.4      ELECTRICAL EQUIPMENT

         The Tenant shall not, without Landlord's written consent in each instance, connect to the electrical distribution system any fixtures, appliances, or equipment which will operate individually or collectively at a wattage in excess of the capacity of the electrical system serving the Premises indicated to Tenant by Landlord.

5.5      TENANT'S OPERATIONAL COVENANTS

         (a)      Affirmative Covenants

                  In regard to the use and occupancy of the Premises, Tenant will at its expense: (1) keep the inside and outside of all glass in the doors and windows of the Premises reasonably clean; (2) replace promptly any cracked or broken glass of the Premises with glass of like kind and quality; (3) maintain the Premises in a reasonably clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (4) keep any garbage, trash, rubbish or other refuse in vermin-proof containers within the interior of the Premises until removed; (5) keep all mechanical apparatus reasonably free of vibration and loud noise which may be transmitted beyond the Premises; and (6) comply with and observe all uniformly-applied rules and regulations reasonably established by Landlord from time to time.

         (b)      Negative Covenants

                  In regard to the use and occupancy of the Premises and any common areas, Tenant will not: (1) place or maintain any trash, refuse or other articles in any vestibule or entry of the Premises, on the sidewalks or corridors adjacent thereto or elsewhere on the exterior of the Premises so as to obstruct any corridor, stairway, sidewalk or common area; (2) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (3) cause or permit objectionable odors to emanate or to be dispelled from the Premises; (4) commit, or suffer to be committed, any waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Building, or use or permit the use of any portion of the Premises for any unlawful purpose; or (5) park trucks or other vehicles in a manner that will block access to the loading docks serving the Building, except when Tenant is actively using such loading docks.

5.6      SIGNS

         Except as expressly permitted in this Section 5.6, Tenant shall not place any signs, placards, or the like on the Building or in the Premises that will be visible from outside the Premises (including without limitation both interior and exterior surfaces of windows) without the approval of Landlord. Tenant shall have signage rights in any building directory as well as appropriate floor and door signage. Subject to Tenant obtaining all necessary approvals and permits therefor, Tenant shall have exterior signage rights consistent with the exterior signage existing at the Premises as of the Commencement Date. Plans and specifications, including, without limitation, artwork, for such signage must be submitted to Landlord for its written approval before installation, which approval shall not be unreasonably withheld. In any event, the total area of Tenant's exterior signage shall not exceed that proportion of the total area of exterior signage allowed on the Building under applicable zoning regulations that the floor area of the Premises bears to the total floor area of the Building. The Tenant shall comply at its own expense with the requirements of all laws and regulations affecting the maintenance of Tenant's signage. Tenant shall remove all signs upon termination of this Lease and shall return the Premises and the Building to their condition prior to the placement or erection of said signs.

5.7      HAZARDOUS MATERIALS

         The Tenant shall not use, handle, store or dispose of any oil, hazardous or toxic substances, materials or wastes (collectively "Hazardous Materials") in, under, on or about the Property except for (a) such storage and use consented to by Landlord in advance which consent may be withheld in Landlord's sole and absolute discretion, and (b) reasonable quantities of cleaning fluids and substances associated with normal office uses, all of which shall be used, stored, handled, and disposed of strictly in accordance with all applicable laws, regulations, and orders of public authorities. Any Hazardous Materials in the Premises, and all containers therefor, shall be used, kept, stored and disposed of in conformity with all applicable laws, ordinances, codes, rules, regulations and orders of governmental authorities. If the transportation, storage, use or disposal of Hazardous Materials anywhere on the Property by Tenant results in (1) contamination of the soil or surface or ground water, or (2) loss or damage to person(s) or property, then Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation with and approval by Landlord, to clean up all contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including, without limitation, attorneys' fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive the termination of this Lease. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable law for and with respect to the foregoing. The terms of this Section 5.7 shall apply to any transportation, storage, use or disposal of Hazardous Materials irrespective of whether Tenant has obtained Landlord's consent therefor but nothing in this Lease shall limit or otherwise modify the requirement of obtaining Landlord's prior consent as set forth in the first sentence of this
Section 5.7.

                                   ARTICLE VI
                    INSTALLATIONS, ALTERATIONS, AND ADDITIONS

6.1      INSTALLATIONS, ALTERATIONS, AND ADDITIONS

         Tenant shall not make structural installations, alterations, or additions to the Premises, but may make nonstructural installations, alterations or additions provided the materials and workmanship are of equivalent (or better) quality than the existing improvements and will not affect the utility or building service systems or equipment. Any installations, alterations, or additions made by Tenant shall be at Tenant's sole cost and expense and shall be done in a good and workmanlike manner and in compliance with the requirements of
Section 5.2. Prior to Tenant's use of the Premises after the performance of any such work, Tenant shall procure certificates of occupancy and any other required certificates. Tenant shall not suffer or permit any mechanics' or similar liens to be placed upon the Premises for labor or materials furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed at the direction of Tenant, and shall cause any such lien to be released of record without cost to Landlord. At all times when any installation, alteration, or addition by Tenant is in progress, there shall be maintained, at Tenant's cost and expense, insurance meeting the requirements of Section 11.3 below and certificates of insurance evidencing such coverage shall be furnished to Landlord prior to the commencement of any such work. Any installations, alterations or additions made by Tenant (and permanently attached) to the Premises other than movable personal property of Tenant, trade fixtures and equipment (which shall remain the property of Tenant) shall become the property of Landlord at the termination or expiration of this Lease.

                                   ARTICLE VII
                            ASSIGNMENT AND SUBLETTING

7.1      PROHIBITION

         Notwithstanding any other provision of this Lease, Tenant shall not, directly or indirectly, assign, mortgage, pledge or otherwise transfer, voluntarily or involuntarily, this Lease or any interest herein or sublet (which term without limitation, shall include granting of concessions, licenses, and the like) or allow any other person or entity to occupy the whole or any part of the Premises, without, in each instance, having first received the express consent of Landlord, which consent may be withheld in Landlord's sole discretion. Any assignment of this Lease or subletting of the whole or any part of the Premises (other than as permitted to a subsidiary or a controlling corporation as set forth below) by Tenant without Landlord's express consent shall be invalid, void and of no force or effect. This prohibition includes, without limitation, any assignment, subletting, or other transfer which would occur by operation of law, merger, consolidation, reorganization, acquisition, transfer, or other change of Tenant's corporate or proprietary structure, including a change in the partners of any partnership, and the sale, pledge, or other transfer of any of the issued or outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market).

         The requirement of Landlord's prior consent shall not, however, be applicable to an assignment of this Lease by Tenant to an entity controlling, controlled by, or under common control with, Tenant provided (and it shall be a condition of the validity of any such assignment) that such subsidiary or controlling corporation agree directly with Landlord to be bound by all of the obligations of Tenant hereunder, including, without limitation, the obligation to pay the Rent and other amounts provided for under this Lease, the covenant to use the Premises only for the purposes specifically permitted under this Lease and the covenant against further assignment (except as otherwise permitted hereby); but such assignment shall not relieve Tenant herein named of any of its obligations hereunder, and Tenant shall remain fully liable therefor. Further, Landlord's consent shall not be required for an assignment of this Lease in connection with a transfer of substantially all operations of Tenant to another entity by way of merger, consolidation or sale of substantially all of the stock therein or assets thereof. The initial offering of stock in Tenant (or in Tenant's parent) to the public or the subsequent sale of such stock on a nationally recognized stock exchange shall not be deemed an assignment or transfer under this Article VII.

7.2      ACCEPTANCE OF RENT FROM TRANSFEREE

         The acceptance by Landlord of the payment of Rent, or other charges following assignment, subletting, or other transfer prohibited by this Article VII shall not be deemed to be a consent by Landlord to any such assignment, subletting, or other transfer, nor shall the same constitute a waiver of any right or remedy of Landlord.

                                  ARTICLE VIII
                             REPAIRS AND MAINTENANCE

8.1      TENANT OBLIGATIONS

         From and after the date that possession of the Premises is delivered to Tenant and until the end of the Lease Term, Tenant shall keep the interior, non-structural portions of the Premises in good order, condition, and repair, reasonable wear and tear and damage by casualty, as a result of condemnation, or as a result of the negligence or willful misconduct of Landlord, its agents, employees or contractors excepted; and shall return the Premises to Landlord at the expiration or earlier termination of the Lease Term in such condition.

8.2      LANDLORD OBLIGATIONS

         Except as may be provided in Articles XII and XIII, Landlord agrees to keep in good order, condition, and repair the structural components (including the exterior walls) of the Premises and the Building, and the roof of the Building, any common utility and Building systems (including HVAC), any common hallways, entrances, restrooms and elevators and the Lot (including all parking areas and the prompt removal of ice and snow therefrom).

                                   ARTICLE IX
                      SERVICES TO BE FURNISHED BY LANDLORD;
                                    UTILITIES

9.1      LANDLORD'S SERVICES

         The Landlord shall provide all necessary utilities to the Building (to the extent such service is provided to the Building as of the Commencement
Date). To the extent Tenant requires HVAC services after normal business hours (as hereinafter defined), Landlord shall provide such services and Tenant shall reimburse Landlord for the cost of such services at the prevailing market rate as determined by Landlord from time to time in its reasonable discretion. Business hours for the Building shall be _____ a.m. to ______ p.m., Monday through Friday and _____ a.m. to _____ p.m. on Saturdays; provided, however, Tenant shall have access to the Premises twenty-four (24) hours per day, seven
(7) days per week. Landlord shall provide hot and cold water, heating and cooling and regular cleaning and maintenance of all common areas of the Building and any parking and pedestrian areas outside the Building. Tenant shall be responsible for providing janitorial services to the Premises at its sole cost and expense.

9.2      FORCE MAJEURE

         Neither Landlord nor Tenant shall be liable for its delay in performing any of its respective obligations under this Lease (excluding any financial obligations) to the extent such delay results from causes beyond its reasonable control, including without limitation labor dispute, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish services required under this Lease, or because of war or other emergency, or for any cause due to any act, neglect, or default of the other party, and in no event shall either Landlord or Tenant ever be liable to the other for any indirect, special or consequential damages under the provisions of this Section 9.2 or any other provision of this Lease. If there is an interruption of utility service or other building services to the Premises due to the negligence or willful misconduct of Landlord or its agents, employees, or contractors that renders all or any portion of the Premises untenantable for the Permitted Use hereunder, and such interference shall continue following notice to Landlord, the Rent shall proportionately abate until such services are restored. The proportionate abatement of Rent set forth in the immediately preceding sentence shall be Tenant's sole and exclusive remedy and Landlord shall not be liable for any other loss or damage resulting from an interruption of utility service or other building services unless such interruption is due to the gross negligence or willful misconduct of Landlord.

9.3      EXTRAORDINARY UTILITY USAGE

         Tenant shall be responsible for and shall promptly and timely pay all separately metered and directly billed utility costs and expenses pertaining to extraordinary utility requirements of Tenant for portions of the Premises (e.g., a data room). To the extent any such extraordinary utility costs and expenses cannot be separately metered, Tenant shall pay its reasonable allocable share of such charges based upon the rentable square footage of that portion of the Premises subject to such extraordinary usage (taking into account any extraordinary usage by Landlord).


                                    ARTICLE X
                                    INDEMNITY

10.1     THE TENANT'S INDEMNITY

         Tenant shall indemnify and save harmless Landlord, and the directors, officers, agents and employees of Landlord, against and from all claims, expenses or liabilities in connection with damage to property or injury to person to the extent (a) arising directly or indirectly from any default or breach by Tenant or Tenant's contractors, licensees, agents, servants, or employees under any of the terms or covenants of this Lease; or (b) arising from any accident, injury, or damage to any person or property, on or upon the Premises; or (c) arising from any accident, injury, or damage to any person or property occurring outside the Premises but within the Building or on the Lot, where such accident, injury or damage results from any act, omission or negligence on the part of Tenant or Tenant's contractors, licensees, agents, servants or employees: provided, however, that in no event shall Tenant be obligated under this Section 10.1 to indemnify Landlord, the directors, officers, agents or employees of Landlord to the extent such claim, expense or liability results from the negligence or willful misconduct of Landlord or the officers, agents, contractors or employees of Landlord.

         This indemnity and hold harmless agreement shall include, without limitation, indemnity against all expenses, attorneys' fees and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof with counsel reasonably acceptable to Landlord. At the request of Landlord, Tenant shall defend any such claim or proceeding directly on behalf and for the benefit of Landlord.

10.2     THE LANDLORD'S INDEMNITY

         Landlord shall indemnify and save harmless Tenant, and the directors, officers, agents and employees of Tenant against and from all claims, expenses or liabilities in connection with damage to property or injury to person to the extent (a) arising directly or indirectly from any default or breach by Landlord or Landlord's contractors, licensees, agents, servants or employees under any of the terms or covenants of this Lease; or (b) arising from any accident, injury or damage to any person or property, on or upon the Building or the Lot (excluding the Premises); or (c) arising from any accident, injury or damage to any person or property occurring within the Premises where such accident, injury or damage results from any act, omission or negligence on the part of Landlord or Landlord's contractors, licensees, agents, servants or employees; provided, however, that in no event shall Landlord be obligated under this Section 10.2 to indemnify Tenant, the directors, officers, agents or employees of Tenant to the extent such claim, expense or liability results from the negligence or willful misconduct of Tenant or the officers, agents, contractors or employees of Tenant.

         This indemnity and hold harmless agreement shall include, without limitation, indemnity against all expenses, attorneys' fees and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof with counsel reasonably acceptable to Tenant. At the request of Tenant, Landlord shall defend any such claim or proceeding directly on behalf and for the benefit of Tenant.

10.3     INJURY CAUSED BY THIRD PARTIES

         Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through, or under Tenant, for any loss or damage resulting to Tenant or those claiming by, through, or under Tenant, or its or their property, that may be occasioned by or through the acts or omissions of persons other than Landlord, or for any loss or damage from the breaking, bursting, crossing, stopping, or leaking of electric cables and wires, and water, gas, sewer, or steam pipes, or like matters not resulting or arising from the gross negligence or intentional acts of Landlord.

10.4     SECURITY

         Tenant may, at its own expense, provide its own security to the interior of the Premises, including its own locks to an area ("Secured Area") within the Premises. Tenant need not furnish Landlord with a key but upon the Termination Date, Tenant shall surrender all such keys to Landlord. If Landlord must gain access to a Secured Area in a non-emergency situation, Landlord shall contact Tenant and Landlord and Tenant shall arrange a mutually agreed upon time for Landlord to do so. Landlord shall comply with all reasonable security measures pertaining to the Secured Area. If Landlord determines in its sole discretion that an emergency in the Building or the Premises, including, without limitation, a suspected fire or flood, requires Landlord to gain access to the Secured Area, Tenant hereby authorizes Landlord to forcibly enter the Secured Area. In such event, Landlord shall have no liability whatsoever to Tenant, and Tenant shall pay all reasonable expenses incurred by Landlord in repairing or reconstructing any entrance, corridor, door or other portions of the Premises damaged as a result of a forcible entry by Landlord. Landlord shall be responsible for providing exterior security to the Building, and for maintaining the card access system in and to the Building on the same basis as Landlord provides these security services to its own premises in the immediate vicinity of the Building; however, Landlord does not warrant security services against intrusion, loss, property damage, vandalism or injury to employees, visitors or contractors ("Damages"), and Landlord shall not be liable for any Damages based on a claim of inadequate or ineffective security or breach of Landlord's obligation to provide security services as set forth herein.

                                   ARTICLE XI
                                    INSURANCE

11.1     PUBLIC LIABILITY INSURANCE

         The Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, (a) a policy of commercial general liability insurance, written on an occurrence basis and including contractual liability coverage to cover any liabilities assumed under this Lease, including products liability, and completed operations liability, and (b) automobile liability insurance covering all owned vehicles, hired vehicles, and all other non-owned vehicles. Each such policy shall designate Tenant as a named insured and Landlord and any mortgagees (as may be set forth in a notice given from time to time by Landlord) shall be named as additional insureds, as their interests appear.

         Each such policy shall expressly provide that it shall not expire or be amended or canceled without at least thirty (30) days' prior written notice to Landlord in each instance and that the interests of Landlord thereunder or therein shall not be affected by any breach by Tenant of any policy provision, and a duplicate original or certificate thereof shall be delivered to Landlord. The minimum limits of liability of such insurance shall be bodily injury and property damage combined single limit of $3,000,000 per occurrence.

         Landlord shall carry liability insurance covering all common areas of the Building and the Lot. The liability insurance shall include contractual liability coverage so that Landlord's indemnity and other applicable obligations will be passed on to the insurance company.

11.2     HAZARD INSURANCE

         The Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy insuring any leasehold improvements paid for by Tenant and all fixtures, equipment, and other personal property of Tenant against damage or destruction by fire or other casualty in an amount equal to the full replacement cost of such property. Any insurance policy required of the Tenant may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations, and any such policy may provide for such commercially reasonable deductible limits as Tenant deems appropriate.

         Notwithstanding the foregoing, Tenant shall be permitted to self-insure its fixtures, equipment and other personal property from time to time located in, on or about the Premises, and all leasehold improvements to the Premises constructed or installed by Tenant, provided that at all times when Tenant so self-insures the same or any portion thereof, Tenant's net worth shall be and remain at least Fifty Million and 00/100 Dollars ($50,000,000.00). During all periods in which Tenant so self-insures any of the same, the rights and obligations of Landlord and Tenant shall remain the same as if Tenant shall have purchased and kept in force thereon insurance from an independent, institutional insurer of recognized responsibility, and, without limitation, the provisions of Sections 10.2 and 11.5 of this Lease shall remain in full force and effect. The Tenant represents, by so self-insuring, that Tenant then is financially able to absorb any loss thereto without significant reduction of available capital or any other material, adverse effect on Tenant or its business operations, and that Tenant then is of at least such minimum net worth.

         Landlord shall maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of insurance upon the Building insuring against all risks of physical loss or damage under an All Risk coverage endorsement in an amount at least equal to the full replacement value of the property insured, with an Agreed Amount endorsement to satisfy co-insurance requirements, as well as insurance against breakdown of boilers and other machinery as customarily insured against. Upon request of Tenant from time to time, a certificate of such insurance shall be delivered to Tenant.

11.3     CONSTRUCTION PERIOD INSURANCE

         At any time when demolition or construction work is being performed on or about the Premises or Building by or on behalf of Tenant, the Tenant shall keep in full force and effect the following insurance coverage:

         (1) builder's risk completed value (non-reporting form) in such form and affording such protections as required by Landlord, naming Landlord and its mortgagees as additional insureds; and

         (2) workers' compensation or similar insurance in form and amounts required by law.

         Tenant shall cause a certificate or certificates of such insurance to be delivered to Landlord prior to the commencement of any work in or about the Building or the Premises, in default of which Landlord shall have the right, but not the obligation, to obtain any or all such insurance at the expense of Tenant, in addition to any other right or remedy of Landlord. The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Lease.

11.4     WAIVER OF SUBROGATION

         Insofar as, and to the extent, that the following provisions may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the Commonwealth of Massachusetts (even though extra premium may result therefrom): Landlord and Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them (or which is required to be carried pursuant to this Lease), the one carrying or required to carry such insurance and suffering said loss shall release the other of and from any and all claims with respect to such loss; and they further mutually agree that their insurance companies shall have no right of subrogation against the other on account thereof. If, at the written request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 11.4 shall be deemed to modify or otherwise affect any releases elsewhere contained in this Lease.


                                   ARTICLE XII
                                    CASUALTY

12.1     DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE"

         The term "substantial damage," as used herein, shall refer to damage which results in damage to at least thirty percent (30%) of the replacement cost of the Building. Any damage which is not "substantial damage" is "partial damage."

12.2     PARTIAL DAMAGE TO THE BUILDING

         If during the Lease Term there shall be partial damage to the Building by fire or other casualty, Landlord shall promptly proceed to restore the Building to the condition in which it was immediately prior to the occurrence of such damage.

12.3     SUBSTANTIAL DAMAGE TO THE BUILDING

         If during the Lease Term there shall be substantial damage to the Building by fire or other casualty, Landlord shall promptly restore the Building to the extent reasonably necessary to enable Tenant's use of the Premises, unless Landlord, within ninety (90) days after the occurrence of such damage, shall give notice to Tenant of Landlord's election to terminate this Lease. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

12.4     ABATEMENT OF RENT

         If during the Lease Term the Building or the Premises shall be damaged by fire or casualty and if such damage shall materially interfere with Tenant's use of the Premises as contemplated by this Lease, a just proportion of the Rent payable by Tenant hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with Tenant's use of the Premises, but such abatement or reduction shall end when Landlord shall have substantially restored the Premises or so much thereof as shall have been originally constructed by Landlord (exclusive of any of Tenant's fixtures, furnishings, equipment and the like or work performed therein by Tenant) to the condition in which the Premises were prior to such damage.


                                  ARTICLE XIII
                                 EMINENT DOMAIN

13.1     RIGHTS OF TERMINATION FOR TAKING

         If the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable for Tenant's purposes, shall be taken (including a temporary taking in excess of 180 days) by condemnation or right of eminent domain or sold in lieu of condemnation, Landlord or Tenant may elect to terminate this Lease by giving notice to the other of such election not later than thirty (30) days after Tenant has been deprived of possession.

         Further, if so much of the Building (which may include the Premises) or the Lot shall be so taken, condemned or sold or shall receive any direct or consequential damage by reason of anything done pursuant to public or quasi-public authority such that continued operation of the same would, in Landlord's opinion, be uneconomical, Landlord may elect to terminate this Lease by giving notice to Tenant of such election not later than thirty (30) days after the effective date of such taking. Landlord shall only have the right to terminate this Lease if Landlord simultaneously terminates the leases of all other tenants of the Building similarly affected by such condemnation or taking.

         Should any part of the Premises be so taken or condemned or receive such damage and should this Lease be not terminated in accordance with the foregoing provisions, Landlord shall promptly restore the Premises to an architectural unit that is reasonably suitable to the uses of Tenant permitted hereunder.

13.2     PAYMENT OF AWARD

         The Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building and the Lot and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking or damage, as aforesaid. The Tenant covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's trade fixtures installed in the Premises by Tenant at Tenant's expense and for relocation expenses.

13.3     ABATEMENT OF RENT

         In the event of any such taking of the Premises, the Rent or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be suspended or abated, as appropriate and equitable in the circumstances.


                                   ARTICLE XIV

14.1     TENANT'S DEFAULT

         (a) If at any time any one or more of the following events (herein referred to as a "Default of Tenant") shall occur:

                  (i) Tenant shall fail to make payment of rent or any other monetary amount due under this lease within ten (10) days after Landlord has sent to Tenant notice of such default; or

                  (ii) Tenant shall fail to perform or observe any other covenant or provision herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or, if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty
(30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

                  (iii) except as otherwise provided by applicable law, if the estate hereby created shall be taken on execution or by other process of law, or if Tenant shall be judicially declared bankrupt or insolvent according to law, or if any assignment shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or if a petition shall be filed for the reorganization of Tenant under any provisions of law now or hereafter enacted, and such proceeding is not dismissed within sixty (60) days after it is begun, or if Tenant shall file a petition for such reorganization, or for arrangements under any provisions of such laws providing a plan for a debtor to settle, satisfy, or extend the time for the payment of debts.

         (b) Tenant covenants and agrees, notwithstanding any termination of this Lease by summary proceedings, to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Rent reserved as they would have become due under the terms of this Lease if this Lease had not been terminated, and whether the Premises be relet or remain vacant, in whole or in part, for the remainder of the Lease Term or for a period less than the remainder of the Lease Term; but in the event the Premises are relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting, after deduction of all reasonable expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, attorneys' fees and the like) and in collecting the rent in connection therewith. As an alternative, at the election of Landlord, Tenant shall, upon such termination, pay to Landlord, as damages, such a sum as at the time of such termination represents the present value of the amount of the excess, if any, of the total Rent which would have accrued to Landlord under this Lease for the remainder of the Lease Term had the Lease not been so terminated over and above the then fair market rental value (in advance) of the Premises for what would be the then unexpired Lease Term for the remainder of the Lease Term had the Lease not been so terminated.

         (c) In case of any Default of Tenant and expiration and dispossession by summary proceedings, Landlord shall use reasonable efforts to mitigate its damages. It is specifically understood and agreed that Landlord shall be entitled to take into account in connection with any reletting of the Premises all relevant factors which would be taken into account by a sophisticated developer in securing a replacement tenant for the Premises, such as, but not limited to, the quality of the Building and the financial responsibility of any such replacement tenant.

         (d) If there is at any time a guarantor or assignee of this Lease or any interest of Tenant herein or any sublessee, franchisee, concessionee, or licensee of all or any portion of the Premises, the happening of any of the events described in paragraph (a)(iii) of this Section with respect to such guarantor, assignee, sublessee, franchisee, concessionee, or licensee shall constitute a Default of Tenant hereunder.

         (e) All costs and expenses incurred by or on behalf of Landlord (including, without limitation, attorneys' fees and expenses) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

                  Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy, insolvency, or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

                                   ARTICLE XV
                        THE LANDLORD'S ACCESS TO PREMISES

15.1     THE LANDLORD'S RIGHT OF ACCESS

         The Landlord and its agents, contractors, and employees shall have the right to enter the Premises at all reasonable hours upon reasonable advance notice and accompanied by a representative of Tenant, except in case of emergency, for the purpose of inspecting or of making repairs or alterations permitted or required to be made by Landlord hereunder, and Landlord shall also have the right to make access to the Premises available at all reasonable hours to prospective or existing mortgagees or purchasers of any part of the Building. Notwithstanding the foregoing, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts to perform any entry into the Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant's business in the Premises.

         For a period commencing three (3) months prior to the expiration of the Lease Term, Landlord may have reasonable access to the Premises at all reasonable hours for the purpose of exhibiting the same to prospective tenants.




                                   ARTICLE XVI
                              RIGHTS OF MORTGAGEES

16.1     SUBORDINATION AND ATTORNMENT

         (a) If any holder of a mortgage or holder of a ground lease of property which includes the Premises shall so elect, the interest of Tenant hereunder shall be subordinate to the rights of such holder, provided that such holder shall agree to recognize in writing the rights of Tenant under this Lease upon the terms and conditions set forth herein, and the performance by Tenant of Tenant's obligations hereunder (but without any assumption by such holder of Landlord's obligations under this Lease); or

         (b) If any holder of a mortgage or holder of a ground lease of property which includes the Premises shall so elect, this Lease, and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed and delivered, and recorded, or a statutory notice hereof recorded, prior to the execution, delivery and recording of any such mortgage.

         (c) Within thirty (30) days of the date of this Lease, Tenant and the holder of any mortgage or deed of trust affecting the Premises, or the lessor under any ground lease affecting the Premises, shall execute and deliver to each other an attornment agreement providing that Tenant shall attorn to such holder or lessor in the event of a foreclosure of such mortgage or deed of trust or transfer in lieu thereof or a termination of such ground lease and incorporating such other terms and conditions as such party may reasonably require, provided that such agreement includes an agreement by such other party to recognize the rights of Tenant under this Lease and not disturb Tenant's rights hereunder.

         The Landlord agrees to use reasonable efforts to have the holder of any such mortgage or deed of trust that may become prior to this Lease, and any such ground lessor, as the case may be, enter into its usual nondisturbance agreement with the Tenant, or in lieu thereof provide the Tenant with an agreement by the terms of which such holder or ground lessor agrees to recognize the rights of the Tenant under this Lease in the event of foreclosure of such mortgage or deed of trust or termination of such ground lease, respectively, so long as the Tenant is not in default hereunder.

         (d) Tenant agrees on request of Landlord to execute and deliver from time to time any instrument that Landlord may reasonably deem necessary to implement the provisions of this Section 16.1.

16.2     NOTICE TO MORTGAGEE AND GROUND LESSOR; OPPORTUNITY
         TO CURE

         After receiving notice from any person, firm, or other entity (or from Landlord on behalf of any such person, etc.) that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee, which includes the Premises as a part of the demised premises, no notice from Tenant to Landlord shall be effective, against such holder or ground lessor unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord. Accordingly, no act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder shall have such an effect unless and until:

         (a) Tenant shall have first given written notice to such holder or ground lessor, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and

         (b) such holder or ground lessor, after receipt of such notice, has failed or refused to correct or cure the condition complained of within the cure periods provided Tenant hereunder, but nothing contained in this Section 16 or elsewhere in this Lease shall be deemed to impose any obligation on any such holder or ground lessor to correct or cure any such condition.

16.3     ASSIGNMENT OF RENTS.

         With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

      (a) that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder or ground lessor shall, by notice sent to Tenant, specifically otherwise elect; and

      (b) that, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage or the taking of possession of the Premises, or in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor.


                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

17.1     CAPTIONS

         The captions throughout this Lease are for convenience or reference only and shall in no way be held or deemed to define, limit, explain, describe, modify, or add to the interpretation, construction, or meaning of any provision of this Lease.

17.2     BIND AND INURE

         Except as herein otherwise expressly provided, the obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the assignment by Landlord of its interest in this Lease as security to a lender holding a mortgage on the Building, nor the acceptance thereof by such lender, nor the exercise by such lender of any of its rights pursuant to said assignment shall be deemed in any way an assumption by such lender of any of the obligations of Landlord hereunder unless such lender shall specifically otherwise elect in writing or unless such lender shall have completed foreclosure proceedings under said mortgage. Whenever the Premises are owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually.

17.3     NO WAIVER

         The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not be deemed to be a waiver of such violation or to prevent a subsequent act, which would originally have constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach by Landlord unless such waiver be in writing signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

17.4     NO ACCORD AND SATISFACTION

         No acceptance by Landlord of a lesser sum than the minimum and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed to be an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease or at law or in equity provided.

17.5     CUMULATIVE REMEDIES

         The specific remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the other party of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. In the event of any litigation between the parties hereto, the unsuccessful party as determined by a court of competent jurisdiction shall reimburse the successful party for all reasonable costs and expenses (including attorneys' fees) in connection therewith.

17.6     PARTIAL INVALIDITY

         If any term or provision of this Lease or any portion thereof or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Lease and of such term or provision and the application of this Lease and of such term and provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

17.7     ESTOPPEL CERTIFICATES

         Tenant agrees on the Commencement Date and from time to time thereafter, within twenty (20) days' after written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, certifying that this Lease is unmodified and in full force and effect, that Tenant has no defenses, offsets or counterclaims against its obligations to pay rent and other charges required under this Lease and to perform its other covenants under this Lease and that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications, that this Lease is in full force and effect, as modified, and stating the modifications, and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail), and the dates to which the Rent and other charges have been paid.

17.8     BROKERAGE

         Each party hereto warrants and represents that it has dealt with no real estate broker or agent in connection with this transaction and agrees to defend, indemnify and save the other party harmless from and against any and all claims for commissions or fees arising out of this Lease which, as to the respective parties, are inconsistent with such party's warranties and representations.

17.9     ENTIRE AGREEMENT

         All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant.

17.10    HOLDOVER

         If Tenant remains in possession of the Premises after the termination of this Lease without the consent of Landlord, such holding over shall not be deemed to create any tenancy, but Tenant shall be a tenant at sufferance only, at a daily rate equal to one hundred fifty percent (150%) of the Rent applicable immediately prior to such termination.

17.11    COUNTERPARTS

         This Lease is executed in any number of counterparts, each copy of which is identical, and any one of which shall be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of the other copies.

17.12    CONSTRUCTION AND GRAMMATICAL USAGE

         This Lease shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, and Tenant agrees to submit to the personal jurisdiction of any court (federal or state) in Massachusetts for any dispute, claim or proceeding arising out of or relating to this Lease. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so admits or requires. If there be more than one party tenant, the covenants of Tenant shall be the joint and several obligations of each such party and, if Tenant is a general partnership, the covenants of Tenant shall be the joint and several obligations of each of the partners and the obligations of the firm.

17.13    WHEN LEASE BECOMES BINDING

         The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.

17.14    COVENANT OF QUIET ENJOYMENT

         Subject to the terms and provisions of this Lease and on payment of the Rent due hereunder and compliance with all of the terms and provisions of this Lease, Tenant shall lawfully, peaceably, and quietly have, hold, occupy, and enjoy the Premises during the term hereof, without hindrance or ejection by any party.

17.15    NO PERSONAL LIABILITY OF THE LANDLORD

         The Tenant agrees to look solely to Landlord's interest (including the rents, issues and profits therefrom) in the Building and the Lot at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (whether Landlord be an individual, partnership, firm, corporation, trustee, or other fiduciary) nor any partner, policyholder, officer, manager, member, shareholder or director of Landlord, nor any trust of which any person holding Landlord's interest is trustee nor any successor in interest to any of the foregoing shall ever be personally liable for any such judgment. The covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective periods of ownership of Landlord's interest hereunder.

17.16    NOTICES

         Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered by hand or sent by registered or certified mail, postage prepaid or by so-called "express" mail (such as Federal Express or U.S. Postal Service Express
Mail):

         If intended for Landlord, addressed to Landlord at the address set forth in Section 1.2 or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice.

         If intended for Tenant, addressed to Tenant at the address set forth on the first page of this Lease or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice.

         All such notices shall be effective upon delivery, attempted delivery, or refusal, whichever occurs first, at the address or addresses of the intended recipient, as set forth above.

17.17    SPECIAL TENANT RIGHT OF TERMINATION  [only for certain properties]

         Provided that Tenant is not in default beyond the expiration of any applicable notice and/or cure periods. Tenant may elect to terminate this Lease at any time by giving Landlord written notice (the "Termination Notice") of such election at least sixty (60) days before the effective date of such termination (the "Termination Date"), which Termination Date shall be specified in the Termination Notice. Such termination, at Tenant's option, shall apply to either:
(i) all of the Premises without the requirement for approval by the Landlord, or
(ii) a portion of the Premises (the "Designated Portion"), provided that the Landlord approves the location of the Designated Portion, as more particularly set forth in the following paragraph.

         If the Tenant desires to terminate the Lease with respect to a Designated Portion only, the Termination Notice shall describe the Designated Portion with reasonable particularity and shall include plans depicting the proposed separation of the Designated Portion from the remainder of the Premises. Landlord shall respond to the Termination Notice within five (5) business days of receipt thereof, by stating that it either approves Tenant's plans or requests modifications thereto. If Landlord requests modifications to Tenant's plans, it shall specify such modifications with reasonable particularity. Tenant shall submit any revised plans so requested by Landlord within five (5) business days after receipt of Landlord's response. If, despite their good faith efforts, the parties cannot agree on the area of the Designated Portion as depicted on Tenant's plans (as the same have been modified), Tenant's Termination Notice shall be void and of no further force or effect. Landlord shall not unreasonably withhold or condition its approval of Tenant's plans provided that the Designated Portion as depicted by Tenant is, without extraordinary expense, separable from the remainder of the Premises and not unmarketable.

         Tenant shall continue to be liable for all Rent payable under this Lease up to the Termination Date. If Tenant has effectively exercised its right to terminate this Lease with respect to a Designated Portion only, the Rent payable hereunder shall be adjusted as of the Termination Date as provided below, and this Lease shall terminate on the Termination Date specified in the Termination Notice with respect to the Designated Portion with the same force and effect as if such date were the last day of the Lease Term. If Tenant exercises its right to terminate this Lease with respect to all of the Premises, this Lease shall terminate on the Termination Date with the same force and effect as if said date were the last day of the Lease Term. The term "Premises", as used herein, shall refer to the Premises less any Designated Portion as to which Tenant has effectively exercised its right of termination. In the event Tenant effectively elects to terminate this Lease with respect to a Designated Portion, it is understood and agreed that the Designated Portion shall be separately demisable by Landlord. In the event that Tenant exercises its termination option with respect to a Designated Portion only, Landlord and Tenant hereby agree that they will cooperate in connection with any reconfiguration of any common areas and elements of the Premises that such partial termination may necessitate.

                  In the event that Tenant effectively exercises its termination option with respect to a Designated Portion of the Premises, any demising walls, alterations and improvements necessary to reconfigure the premises for occupancy by Landlord or by another occupant or tenant shall be constructed by Landlord. Tenant shall cooperate with Landlord as necessary in connection with the construction of any such demising walls, alterations or improvements. Within thirty (30) days of receipt by Tenant of a bill therefor (accompanied by reasonably detailed supporting documentation), Tenant shall pay to Landlord the actual, out-of-pocket costs incurred by Landlord in constructing demising walls between the Designated Portion of the Premises surrendered by Tenant and the remainder of the Premises (as such demising walls are depicted on the plans agreed to by Landlord and Tenant, as provided above). Tenant shall not be liable for any incremental costs incurred by Landlord in constructing any other improvements, additions or alterations to such surrendered space.

         If Tenant effectively exercises its termination right with respect to a Designated Portion of the Premises, the Base Rent as set forth in Section 1.2 hereof will be reduced by an amount equal to the product of (a) the applicable Base Rent immediately prior to the Termination Date, and (b) a fraction, the numerator of which is the rentable square footage of the Designated Portion, and the denominator of which is the total rentable square footage of the Premises immediately prior to said Termination Date.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument under seal as of the date set forth in Section 1.2, above.


LANDLORD:


                                    BY:  _______________________________________
                                         Its:


                                    BY:  _______________________________________
                                         Its:


TENANT:


                                    BY:  _______________________________________
                                         Its:

                                    EXHIBIT A

                            Plan Showing the Premises